Exhibit 10.20

ERICKSON AIR-CRANE INCORPORATED

 S-64 Helicopter

Erickson S-64F Heavy-Lift Helicopter Offer

Amendment No. 1

Pursuant to that certain Erickson Air-Crane S-64F Heavy Lift Helicopter Offer, between Erickson Air-Crane, Incorporated (“Erickson”) and Wan Yu Industries Group, Limited (China Taicang Aircrane Company, Limited) (“Wan Yu”), dated December 8, 2010 (the “Offer”), Wan Yu agreed to purchase five (5) remanufactured Erickson Air-Crane S-64F Aircraft in accordance with the terms and conditions set forth therein.

The Offer provided for a USD $[***] non-refundable deposit which deposit was scheduled to be paid on or before December 17, 2010.  However, the parties with to modify the amount of the deposit and extend the date by which the deposit must be paid.

Accordingly, Erickson and Wan Yu agree as follows:

Amendment of Delivery Date

The delivery date with respect to Aircraft #1 in the Aircraft Delivery Date schedule is hereby amended and restated as follows:

Aircraft #1: February 28, 2011

Amendment of Payment Schedule

The first bullet of the Aircraft Purchase Price Payment Schedule is hereby amended and restated as follows:

•                  “A $[***] USD non-refundable deposit for the first Aircraft (the “Deposit”) shall be paid to Erickson Air-Crane on or before January 31, 2011.”

Amendment of Expiration Date

The final sentence of the Offer is hereby deleted in its entirety and restated as follows:

“In the event Erickson Air-Crane has not received the Deposit on or before January 31, 2011, this Offer shall expire.”

Effect of Amendment

All terms and conditions of the Offer not expressly modified in this amendment remain in full force and effect, and are hereby ratified by the parties.

[Signature Page to Follow]

[***] This confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Signature:	/s/ ZONG WEI RONG	Signature:	/s/ UDO RIEDER

Date: December 24, 2010		Date: December 17, 2010

Zong Wei Rong		Udo Rieder

Director, Vice General Manager		President and CEO

WAN YU INDUSTRIES GROUPS, LIMITED (CHINA TAICANG AIRCRANE COMPANY, LIMITED)		ERICKSON AIR-CRANE INCORPORATED

[***] This confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

ERICKSON AIR-CRANE INCORPORATED

 S-64 Helicopter

Erickson S-64F Heavy-Lift Helicopter Offer

This Offer is being made by Erickson Air-Crane, Incorporated (“Erickson Air-Crane”) to Wan Yu Industries Groups, Limited (China Taicang Aircrane Company, Limited).

This Offer covers five (5) remanufactured Erickson Air-Crane S-64F Aircraft, together with related technical records, log books, and manuals (referred to herein as the “Aircraft”).  Included in the sale (and within the meaning of the word “Aircraft”) are all of the appliances, parts, instruments, accessories, furnishings, or other equipment or property installed on or attached to the Aircraft and any English language documentation (including maintenance records and manuals) relating thereto. The Aircraft configuration is described in Attachment 1 (not yet attached) to this Offer.

A recommended initial provisioning of spare parts is described in Attachment 2 (“Spares”) (not yet attached).  In the event Wan Yu Industries Groups, Limited (China Taicang Aircrane Company, Limited) desires changes to this initial spare parts provisioning list, Erickson will incorporate these changes and make the necessary changes to the parts inventory and their pricing.

Aircraft Delivery Date:

Five (5) Erickson S-64F Model Aircraft will be tendered for delivery on the following dates:

Aircraft #1:  January 31, 2011

Aircraft #2:  3rd Quarter 2011

Aircraft #3:  1st Quarter 2012

Aircraft #4:  2nd Quarter 2012

Aircraft #5:  3rd Quarter 2012

Aircraft Delivery Condition:

The Aircraft will be delivered in the configuration per Attachment 1.

Delivery Location:

Wan Yu Industries Groups, Limited (China Taicang Aircrane Company, Limited) will accept transfer of title and delivery of each Aircraft and related spare parts at the facilities of Erickson Air-Crane in Central Point, Oregon.

[***] This confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Training:

Erickson Air-Crane will provide, at no additional charge, training for two (2) Pilots per aircraft.  The Pilot training will include:

•                  Ground School:  Up to forty (40) hours of ground school training and aircraft familiarization per pilot

•                  Flight Training:  Up to fifteen (15) flight hours per pilot to be accomplished on customer’s aircraft.

Erickson Air-Crane will provide, at no additional charge, training for two (2) Maintenance Technicians per aircraft.  The Maintenance Technician training will include:

•                  Up to two hundred forty (240) hours of training per technician

Technical Publications:

Erickson will provide, at no additional charge, two (2) copies of the English language technical publications per aircraft applicable to the operation and maintenance of the aircraft, including the:

•                  Flight Manual; and

•                  Field Maintenance Manual

Erickson will also provide all applicable English language Service Bulletins and Customer Service Letters.

Warranty:

Erickson will provide, at no additional charge, a limited warranty of 2 years or 500 Flight Hours (whichever comes first) for each Aircraft commencing at Aircraft Delivery.

Aircraft Price Information:

All price data is quoted in United States Dollars (USD).  Prices are quoted is in 2010 base year dollars, referred to as the Base Price. The Base Price is subject to subject to escalation [in respect of inflation] to the actual Aircraft delivery date.  The escalation factor will be based upon an acceptable commercial index for aviation. The Aircraft Purchase Price is the net amount (catalog price less incentives) to be received by Erickson Air-Crane.

Wan Yu Industries Groups, Limited (China Taicang Aircrane Company) shall be responsible for and indemnify Erickson Air-Crane against all sales, use, transfer, value added, withholding, stamp, documentary, goods and services, property and similar taxes or duties (“Transfer Taxes”) imposed as a result of the purchase, sale, transfer of title to, and delivery of, the Aircraft to Wan Yu Industries Groups, Limited (China Taicang Aircrane Company, Limited) or related matters.

Catalog Price Information:

The following is a summary of the Catalog prices for the items included in this Offer:

• (1) Remanufactured Erickson S-64F Aircraft in a basic configuration:	$[***] USD

[***] This confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

• Accessories required for fire fighting and construction capability:	$[***] USD
• Manufacturer’s recommended initial provision spare parts list:	$[***] USD
• Total Catalog Base Price for S-64F Aircraft Package: $[***] USD per Aircraft

Details of the Catalog Base Price information are described in Attachment 3 (not yet attached).

Special Pricing Incentive:

Erickson Air-Crane will provide a special incentive for the purchase of five (5) S-64F Aircraft:

•                  Multiple Aircraft Purchase Discount on S-64F Aircraft Package:

•                  $[***] USD per Aircraft

•                  Net Purchase Base Price for S-64F Aircraft Package: $[***] USD per Aircraft

The special incentive is subject to the purchase of all five aircraft. In the event fewer than five aircraft are purchased, Catalog prices will apply.

Payment Schedule:

The Aircraft Purchase Price will be paid per the following schedule:

•                  $[***] USD per Aircraft, or $[***], non-refundable deposit upon acceptance of this Offer (the “Deposit”)

•                  30% of the Aircraft Purchase Base Price due on the date of execution of the Formal Purchase Agreement Contract,

•                  20% of that Aircraft Purchase Base Price due twelve (12) prior to the Aircraft Delivery Date

•                  20% of the Aircraft Purchase Base Price due six (6) months prior to Aircraft Delivery Date

•                  20% of Aircraft Purchase Base Price due at Aircraft delivery in Central Point, OR

•                  Balance of the Aircraft Purchase Base Price plus all applicable escalation due at Aircraft Redelivery in China.

The Parties agree that, solely with respect to Aircraft #1, payment of 90% of the Aircraft Purchase Base Price for Aircraft #1 (less the USD$[***] deposit) shall be made in full upon delivery on January 31, 2011.  The balance of the Aircraft Purchase Price will be paid at redelivery in China.

Validity Of Offer:

This Offer is valid for acceptance until December 17, 2010.

However, this Offer is extended on a “Subject To Prior Sale” basis.  The subject to prior sale condition exists due to the fact that the products and services being offered to Wan Yu

[***] This confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Industries Groups, Limited (China Taicang Aircrane Company) are also being offered to other potential customers.  In the event that one of these other potential customers comes to an agreement with Erickson Air-Crane, the products and services offered within this Offer would no longer be available.  In the event that occurs, Erickson Air-Crane reserves the right to cancel this Offer.

The Offer is also subject to final approval by the Board of Directors of Erickson Air-Crane and payment of the Deposit in full.

This Offer, and the contents hereof, are the confidential and proprietary business information of the Erickson Air-Crane and shall not be disclosed by the Wan Yu Industries Groups, Limited (China Taicang Aircrane Company) Wan Yu Industries Groups, Limited (China Taicang Aircrane Company) to any person or entity, other than the China Taicang Aircrane Company’s counsel, for any purpose whatsoever without the prior written consent of the Erickson Air-Crane.

This Offer, and the agreement constituted by the acceptance thereof, shall be governed by and construed in accordance with the laws of the State of Oregon applicable to contracts made and to be performed within the State of Oregon.

This Offer may not be assigned to any other party.

Purchase Agreement:

Acceptance of this Offer shall result in the creation of a legal, valid, binding and enforceable agreement for the sale by Erickson Air-Crane and purchase by Wan Yu Industries Groups, Limited (China Taicang Aircrane Company, Limited) of the Aircraft on the terms and conditions contained in this Offer. All obligations of Wan Yu Industries Groups, Limited (China Taicang Aircrane Company, Limited) pursuant to such agreement shall be joint and several.

Subsequent to acceptance of this Offer, the parties will enter into a Formal Purchase Agreement Contract on or before January 31, 2011. The terms and conditions of such Formal Purchase Agreement Contract shall not be inconsistent with the terms and conditions of this Offer and shall contain other standard and customary terms for this type of sale transaction. Drafts of the Formal Purchase Agreement Contract, title transfer documentation, and all other documentation relating to this transaction will be prepared by Erickson Air-Crane’s counsel and provided to China Taicang Aircrane Company.  Each party shall be responsible for their own expenses, including legal fees, in connection with this transaction.

Conditions:

The obligations of Erickson Air-Crane and Wan Yu Industries Groups, Limited (China Taicang Aircrane Company) to consummate this transaction shall be subject to:

[***] This confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

•                  Acceptance of this Offer in writing by Wan Yu Industries Groups, Limited (China Taicang Aircrane Company, Limited) no later than close of business in Portland, Oregon USA on December 17, 2010;

•                  Final approval by Erickson Air-Crane’s Board of Directors.

•                  Payment of the Deposit in full.

Please indicate your acceptance of this Offer by signing in the space provided below and returning it to the Erickson Air-Crane no later than close of business in Portland, Oregon USA on December 17, 2010. In the event Erickson Air-Crane has not received the signed Proposal and the Deposit by that time and date, this Offer shall expire.

Signature:	/s/ Zong Wei Rong	Signature:	/s/ Udo Rieder

Date: December 17, 2010		Date: December 8, 2010

Zong Wei Rong		Udo Rieder

Director, Vice General Manager		President and CEO

WAN YU INDUSTRIES GROUPS, LIMITED		ERICKSON AIR-CRANE INCORPORATED

(CHINA TAICANG AIRCRANE COMPANY, LIMITED)

[***] This confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.